Style Select Series, Inc.
Supplement to the Statement of Additional Information dated April
1, 1999


On August 24, 1999, the Board of Directors of Style Select Series, Inc. (the "Corporation") adopted a resolution to change the name of the Corporation to SunAmerica Style Select Series, Inc., which became effective on September 13, 1999.

The first sentence of the first paragraph on Page B-1 of the Statement of Additional Information is hereby replaced with the following:

SunAmerica Style Select Series, Inc. (the "Fund") is a mutual fund consisting of nine different investment portfolios: the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Aggressive Growth Portfolio, the Large-Cap Value Portfolio, the Value Portfolio, the Small-Cap Value Portfolio, the Focus Portfolio, the Focused Growth and Income Portfolio, and the International Equity Portfolio (each, a "Portfolio").




September 10, 1999